SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K
                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                               January 21, 1998



                           WERNER ENTERPRISES, INC.
            (Exact name of registrant as specified in its charter)


     NEBRASKA                          0-14690                   47-0648386
(State or other jurisdiction of    (Commission File           (IRS Employer
 incorporation or organization)         Number)           Identification No.)


14507 FRONTIER ROAD
POST OFFICE BOX 45308
OMAHA, NEBRASKA                    68145                      (402)895-6640
(Address of principal            (Zip Code)     (Registrant's telephone number)
   executive offices)

ITEM 5.   OTHER EVENTS.

     On January 21, 1998, the registrant issued a news release announcing its operating revenues and earnings for the fourth quarter and year ended December 31, 1997. A copy of the news release is filed as an exhibit to this Form 8-K.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     Exhibit 99.1   News release issued by the registrant on January 21, 1998.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WERNER ENTERPRISES, INC.


Date:      January 23, 1998             By:  /s/ John J. Steele
                                             John J. Steele
                                             Vice President, Treasurer and
                                               Chief Financial Officer


Date:      January 23, 1998             By:  /s/ James L. Johnson
                                             James L. Johnson
                                             Corporate Secretary and Controller